Investment property	12 Months Ended
Dec. 31, 2019
Investment property [abstract]
Investment property
Investment property

Changes in the Group’s investment property in 2019 and 2018 were as follows:

	2019	2018
Beginning of the year	40,725	42,342
Net (loss) / gain from fair value adjustment (Note 8)	(325)	13,409
Reclassification to property, plant and equipment (i)	(4,816)	(3,313)
Exchange difference	(1,289)	(11,713)
End of the year	34,295	40,725
Fair value	34,295	40,725
Net book amount	34,295	40,725

(i)       Relates to new contracts with third parties.
The accounting policy for all Investment properties are measured at Fair Value. For all Investment properties with a total valuation of US$ 34.2 million and US$ 40.7 million as of December 31, 2019 and 2018 respectively, the valuation was determined using Sales Comparison Approach prepared by an independent expert. Sale prices of comparable properties are adjusted considering the specific aspects of each property, the most relevant premise being the price per hectare (Level 3). The increase /decrease in the Fair value is recognized in the Statement of income under the line item "Other operating income, net". The Group estimated that, other factors being constant, a 10% reduction on the Sales price for the period ended December 31, 2019 and 2018 would have reduced the value of the Investment properties on US$ 3.4 million and US$ 4.1 million respectively, which would impact the line item "Net gain from fair value adjustment ".